Exhibit 99.1

November 4, 2004

Gayle Russell

Vice President

Corautus Genetics, Inc.

75th Street, NW

Atlanta, GA 30308

RE: A multicenter, double blind, randomized, dose-ranging, placebo controlled study evaluating defined doses of percutaneously delivered via Boston Scientific Stiletto endocardial direct injection catheter system pVGI.1 (VEGF 2) (placebo 20, 200 or 800 ug ) in patients with class III or IV Angina (“Project”)

Dear Ms. Russell:

PPD Development, LP (“PPD” or “we”) has been engaged in discussions with Corautus Genetics Inc. (“Sponsor” or “you” ) in connection with services that we may perform related to the Project. In our proposal of October 20, 2004, we proposed a scope of services for which we may be engaged (the “Services”) as presented in Exhibit A. The Services have not yet been agreed upon, and we will be continuing detailed discussions and negotiations with you regarding timelines, scope of work, and monitoring services for the Project, and the cost thereof. If we are able to reach agreement on the Services and all of the terms and conditions relating to the Services, then we will enter into a definitive agreement with you setting forth our agreement. (the “Definitive Agreement”).

We have agreed with you however to commence certain of the Services immediately and continue those Services during the interim period (“Interim Period”). The Interim Period shall commence on the date of the execution of this letter agreement and continue until the earlier of the date of the execution of the Definitive Agreement or the date of termination of the Interim Period set forth in paragraph 7 below. It is our joint non-binding intent to continue discussion and negotiations and reach full agreement on all aspects of the Definitive Agreement. We both acknowledge that until the Definitive Agreement is executed, neither of us will be legally bound to the other except for the terms of this letter agreement, including the following enumerated eight (8) points:

1. PPD and Sponsor each agree to maintain the confidentiality of PPD and Sponsor proprietary information regarding the Project and the other party’s business information, processes and standard operating procedures that may be disclosed during the Interim Period. This confidentiality obligation shall continue during the Interim Period and for a period of five years thereafter.

2. At all times including during the Interim Period all data generated in the Project shall be owned by Sponsor, and PPD shall have no ownership or lien rights therein. All confidential information containing personal data shall be handled by each party in accordance with all applicable law, including, but not limited to, the European Data Protection Directive [EC/95/46].

3. During the Interim Period, PPD will provide those portions of the Services set forth in the Exhibit A that are reasonably appropriate to be performed during the Interim Period and as requested from time to time by Sponsor in writing. PPD shall invoice Sponsor monthly based upon time and materials for the direct and indirect Services so provided. An initial budget for such Services that are expected to be requested during the Interim Period is set forth in Exhibit B and shall be an estimate for the total budget during the Interim Period. In no event shall the aggregate amount owed by Sponsor to PPD for Services during the Interim Period exceed the sum of $500,000. To secure the payment by Sponsor during the Interim Period, Sponsor will advance PPD the sum of $285,654.70, which shall held by PPD and will be returned to Sponsor (together with all accrued interest) at the end of Interim Period, provided that all invoices of PPD to Sponsor that conform with the letter agreement have been paid. The Sponsor agrees to pay all invoices within 30 days of receipt.

4. Payment of the escrow deposit shall be made payable to:

PPD Development, LP

12937 Collections Center Drive

Chicago, Illinois 60693

Tax ID#

Wiring Instructions:

Bank of America

Acct #:

ABA:

Acct Name: PPD Development, LP

5. Sponsor shall have the option to audit the documentation supporting all invoices of PPD at any time during the Interim Period and for three years thereafter.

6. Sponsor shall indemnify, defend and hold PPD and its agents harmless from and against any and all damages, liabilities, losses, fines, penalties, settlement amounts, cost and expenses of any kind or nature whatsoever (including, without limitation, amounts incurred by PPD under indemnity obligations imposed upon it by a third party provider to the Project where such third party provider and such indemnity have been approved by Sponsor) reasonable attorney’s fees, expert witnesses and court costs, incurred in connection with any claim, demand, action, proceeding, investigation or hearing (collectively, a “Claim”) directly or indirectly relating to or arising from PPD providing services to Sponsor during the Interim Period; provided however, that Sponsor shall have no obligation of indemnity hereunder with respect to any Claim to the extent determined by a court of competent jurisdiction to have arisen from the negligence or intentional misconduct on the part of PPD or its agents or resulting from PPD’s breach of any of its obligations under this letter agreement.

7. The Interim Period may be terminated by either Sponsor or PPD upon 90 days written notice to the other.

8. This Letter Agreement shall be governed by North Carolina law.

IN WITNESS WHEREOF, by their signatures below, the parties to this Letter Agreement acknowledge their agreement to the terms and conditions set forth hereunder.

ACCEPTED:

PPD Development, LP
By:	PPD GP, LLC
Its:	General Partner	Sponsor

By:	/s/ Paul S. Covington	By:	/s/ Richard E. Otto
Name:	Paul S. Covington	Name:	Richard E. Otto
Title:	Executive Vice President of Development	Title:	Chief Executive Officer
Date: November 4, 2004		Date:	November 4, 2004

Exhibit A

Services

The table below identifies the specific responsibilities assigned to Corautus Genetics /Third Party (✓) or PPD/Affiliate/Subcontractor (✓).

Task / Activity	Corautus Genetics	PPD
Transfer of Obligations	✓

Protocol

Design study	✓
Write protocol	✓
Approve protocol	✓
Write protocol Amendment	✓
Approve protocol Amendment	✓
Translate Protocol or protocol summary (if required)	✓
Prepare template Informed Consent Form	✓
Translate template Informed Consent Form	✓

Case Report Form (CRF)

Design and draft CRFs	✓
Finalize (Approve) CRFs	✓
Translate CRFs	✓
Print and bind CRFs	✓
Distribute CRFs to sites	✓
Write CRF instruction guide	✓
Write patient instruction guide	✓

Site/Investigator/Local labs Identification and Qualification

Conduct feasibility study	✓
Develop list of potential sites	✓
Conduct site qualification visits	✓
Select study sites and investigators	✓

Pre-Study Activities

Collect regulatory documents (e.g. CVs, IRB approval, FDA 1572 if applicable)	✓

Task / Activity	Corautus Genetics	PPD
Pre-Study Activities

Negotiate contract with sites	✓
Negotiate investigator grants, LOA, LOI	✓
Prepare investigator contract	✓
Prepare indemnification/liability statement	✓
Prepare/provide insurance certificates	✓
Review and evaluate for completeness all elements of informed consent for all sites	✓
Obtain IRB/IEC approval	✓
Identify central laboratory	✓
Contract with central laboratory	✓
Contract with Bioanalytical Laboratory (for drug and/or metabolite assay). Applies to Pharmacokinetic Studies	✓
Set up project tracking system	✓	✓
Prepare the investigator’s file/center dossier	✓
Regulatory Compliance Review to initiate study site	✓

Study Documentation Management

Develop study guidelines/practical modalities	✓
Develop study forms	✓
Print protocol, Investigator Brochure, guidelines, forms, practical modalities	✓
Distribute protocol, Investigator Brochure, guidelines, forms, practical modalities	✓

Test Article Management

Supply study drug	✓
Package study drug	✓
Label study drug	✓
Obtain import license	✓
Store study drug	✓
Distribute study drug	✓
Develop drug accountability log	✓
Manage drug accountability records	✓

Task / Activity	Corautus Genetics	PPD
Test Article Management

Return unused supplies meds to Corautus	✓
Destroy study vaccine/comparator/concomitant meds	N/A

Investigators’ Meeting(s)

Plan investigators’ meeting(s)	✓
Prepare start-up information binders	✓
Approve start-up information binders	✓
Conduct investigators’ meeting(s)	✓
Attend/Present at investigators’ meeting	✓
Provide written minutes of the investigators’ meeting(s)	✓

Study Initiation

Conduct site initiation visits	✓
Provide/Review source documents – CRFs, drug records, etc.	✓
Provide training of site personnel including training updates as needed	✓

Project Management

Provide weekly/monthly updates	✓	✓
Contribute study information for monthly newsletter	✓
Produce and distribute monthly newsletter to sites	✓
Coordinate with central laboratory	✓
Coordinate with bioanalytical laboratory	✓
Establish and maintain toll free “Hot Line”	✓
Develop/maintain protocol deviation database	✓
Train the project team	✓
Attend and follow up client meetings	✓	✓
Team meetings and teleconferences	✓	✓
Pay central laboratory	✓
Sponsor archiving	✓

On-Site Monitoring (18 PPD, 2 Corautus)

Conduct interim on-site monitoring visits	✓	✓
Review and verification of available source documentation to the CRFs	✓	✓
Review drug records		✓
Verify investigators’ compliance with protocol and regulatory requirements	✓	✓

Task / Activity	Corautus Genetics	PPD
Obtain corrections to CRFs/query resolution	✓	✓
Maintain site training of personnel	✓	✓
Provide written site monitoring reports	✓	✓

Specimen Management

Manage on site samples	✓
Organize specimens removals/shipments	✓
Forecast/Schedule specimens removals/shipments	✓

Close Out Activities (18 sites PPD; 2 sites Corautus)

Conduct close out visits	✓	✓
Perform post study drug/device accountability	✓	✓
Arrange/Ensure investigators documents archiving	✓	✓
Communication of study results to investigators	✓	✓
Provide written site closeout reports	✓	✓

Site Management

Maintain log of clinical questions	✓
Maintain log of questions regarding CRFs/logistics	✓
Participate in scheduled conference calls	✓	✓
Provide document control of CRFs – log, track, archive	✓	✓
Perform clinical review of CRFs	✓
Administer investigator payments	✓
Administer local labs payments	✓
Maintain regular contact with sites (PPD to only contact sites in relation to monitoring visits)	✓	✓
Perform records management	✓
Translate official/study documents	✓

Test/Activity	Corautus Genetics	PPD
Data Management Set Up

Design database (Conventional, to include provision of DMP to Corautus))		✓
Create database/data entry system (Conventional)		✓
Validate database/data entry system (Conventional)		✓
Define data cleaning system (DVM)		✓
Develop data cleaning system		✓
Validate data cleaning system		✓

Data Entry Activities

CRF pre-entry review		✓
Provide document control of CRFs – log, track, archive		✓
CRF data entry and verification		✓

Data Management

Query generation		✓
Adverse event coding		✓
Medical History coding		✓
Concomitant Medication coding		✓
Prepare individual data listing(s)		✓
Provide SAE Form - CRF SAE reconciliation		✓
Electronic lab data loading		✓
Perform database QC check		✓
Database lock		✓

Database Transfers

Format data according to SPONSOR format (SAS datasets)		✓
Test data transfer		✓
Interim data transfer(s)		✓
Provide Final data transfer		✓

Statistical Analysis

Provide statistical considerations for protocol		✓
Provide analysis plan ( including tables, listings and figures shells)		✓
Approve analysis plan (including tables, listings and figures shells)		✓

Test/Activity	Corautus Genetics	PPD

Statistical Analysis

Produce and validate tables, listings and figures		✓
Provide interim analyses 4 Analyses		✓
Provide statistical sections of study report		✓
Provide final analysis		✓

Medical Writing

Provide draft study report		✓
Provide final study report		✓
Approve study reports		✓
Retain final electronic data	✓
Retain final electronic study reports	✓

Quality Assurance

Conduct Study Master File Audits	✓
Audit/inspection preparation	✓
Conduct GCP investigator site/labs audit(s)	✓
Conduct investigator site/labs audit(s)	✓
Database audit(s)	✓
Study report audit	✓

Ongoing Regulatory Activities

Prepare submissions (e.g. IND) amendments	✓
Prepare Regulatory (e.g. IND) annual report	✓
Prepare and compile submission (specify)_____________________	✓
Archive final study documents	✓
Arrange and conduct Regulatory agency meetings	✓

Task / Activity	Corautus Genetics	PPD

Medical Affairs/Pharmacovigilance
Setup SAE plan		✓
Medical Management		✓
Establish and maintain 24 hour hotline for SAE coverage		✓
Setup and maintain Safety Database		✓
Set-up and maintain unblinding responsibility	✓
Receive SAE reports from investigator sites, investigate, process and complete SAE information		✓
Medically review and assign preliminary adverse event causality		✓
Assign final adverse event causality	✓
Entry, coding and QC of SAEs in safety database		✓
Write narratives		✓
Perform SAE reconciliation of safety database		✓
Preparation of expedited safety reports		✓
Report SAEs to regulatory agency	✓
Notify investigator sites of expedited safety reports (Clinical)	✓
Attendance at an investigators meeting		✓
Provide weekly SAE listings report/tracker		✓
Transfer final SAE database		✓

Exhibit B

BUDGET SUMMARY

The start-up services shall include, but are not limited to, clinical, medical management, data management and biostatistics. The sum total budget for these services shall not exceed $500,000.00.